EXHIBIT 99



Premier Auto Trust 1999-3 Structural and Collateral Materials







                 [EXCLUSIVELY FOR SALOMON SMITH BARNEY INC.]

                           Computational Materials

                  Premier Auto Trust 1999-3 Retail Auto ABS
-----------------------------------------------------------------------------
                $1,170,684,000 Retail Auto Asset-Backed Notes

                      Chrysler Financial Company L.L.C.
                             Seller and Servicer

                $480,000,000 Class A-2 [ ]% Asset-Backed Notes
                $390,000,000 Class A-3 [ ]% Asset-Backed Notes
                $300,684,000 Class A-4 [ ]% Asset-Backed Notes



                                Computational
                                  Materials


Neither the Issuer of the Notes nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositors have not prepared, reviewed or participated in the preparation hereof, are not responsible for the accuracy hereof and have not authorized the dissemination hereof. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 783-3727.




           The information contained in the attached materials is referred to as the "Information".

           The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Salomon Smith Barney Inc. ("Salomon") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

           The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

           The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

           Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at 212-783-3727.


                                      2



           The information contained in the attached materials is referred to as the "Information".

           The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Chase Securities Inc. ("Chase Securities") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

           The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

           The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

           Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Chase Securities Trading Desk at 212-834-3720.









                               $1,170,684,000

                          Premier Auto Trust 1999-3

                      CHRYSLER FINANCIAL COMPANY L.L.C.
                             Seller and Servicer







                           COMPUTATIONAL MATERIALS






The following 11 pages only may be distributed to potential purchasers

The Computational Materials form MUST accompany every Computational Materials package.




                                                     BEAR, STEARNS & CO. INC.






           The information contained in the attached materials is referred to as the "Information".

           The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Bear, Stearns & Co. Inc. ("Bear Stearns") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

           The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

           The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

           Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Bear Stearns Trading Desk at 212-272-4955.

           General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns by calling the telephone number listed above.



[Bear Sterns Logo]







           The information contained in the attached materials is referred to as the "Information".

           The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

           The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

           The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

           Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at 212-449-3659.





           The information contained in the attached materials is referred to as the "Information".

           The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Morgan Stanley & Co. Incorporated ("Morgan Stanley") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

           The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

           Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Morgan Stanley Trading Desk at 212-761-2248.




                               DAMILERCHRYSLER

                          Premier Auto Trust 1999-3
           Chrysler Financial Company L.L.C., Seller and Servicer


                             Subject to Revision
                        Term Sheet dated June 11, 1999


Issuer ....................  Premier Auto Trust 1999-3 (the "Trust" or the
                             "Issuer").

Seller.....................  Chrysler Financial Company L.L.C. (the "Seller"
                             or "CFC"), a subsidiary of DaimlerChrysler
                             Corporation ("DaimlerChrysler").

Servicer...................  CFC (in such capacity, the "Servicer").

Indenture Trustee .........  The First National Bank of Chicago, as trustee under the Indenture (the "Indenture Trustee").

Owner Trustee .............  Chase Manhattan Bank Delaware, as trustee under the Trust Agreement (the "Owner Trustee").

Closing Date ..............  June 21, 1999 (the "Closing Date").

The Notes..................  (i) Class A-1 _____% Asset Backed Notes (the
                             "Class A-1 Notes") in the aggregate initial principal amount of $280,000,000.00;

                             (ii) Class A-2 ____% Asset Backed Notes (the
                             "Class A-2 Notes") in the aggregate initial principal amount of $480,000,000.00;

                             (iii) Class A-3 _____% Asset Backed Notes (the "Class A-3 Notes") in the aggregate initial principal amount of $390,000,000.00; and

                             (iv) Class A-4 _____% Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, the "Notes") in the aggregate initial principal amount of $300,684,000.00.

The Certificates ..........  The Trust will also issue Asset Backed
                             Certificates (the "Certificates" and, together with the Notes, the "Securities") with an aggregate initial Certificate Balance of $56,520,000.00. The Certificates will represent fractional undivided interests in the Trust and will be issued pursuant to the Trust Agreement. The Certificates will not bear interest. No principal will be paid on the Certificates until the Notes have been paid in full.

The Receivables............  On the Closing Date, the Trust will purchase a pool of motor vehicle retail installment sale contracts (the "Receivables") having an aggregate principal balance of $1,567,492,512.67 (the "Initial Pool Balance") as of June 7, 1999 (the "Cutoff Date"). The "Pool Balance" will represent the aggregate principal


                                      1




                             balance of the Receivables at the end of a calendar month (the "Collection Period"), after giving effect to all payments received from obligors, purchase amounts to be remitted by the Servicer or the Seller, as the case may be, all for such Collection Period, and all losses realized on Receivables liquidated during such Collection Period.

Terms of the Securities:

A. Payment Dates...........  Interest and principal payments on the Notes will generally be made on the eighth day of each month (each, a "Payment Date"), beginning July 8, 1999. If the eighth is not a business day, then the payments will be made on the following business day.

B. Interest Rates..........  The Notes will have fixed interest rates.

C. Interest Accrual
     Periods...............  Interest on the Notes will accrue in the following manner:



              Initial Interest     Subsequent Interest       Day Count
               Accrual Period        Accrual Periods         Convention
              ----------------  ------------------------     ----------
                                   From          To
                                (including)  (excluding)
-----------------------------------------------------------------------------
  Class A-1       17 days         prior        current        actual/360
  Notes                           Payment      Payment
                                  Date         Date
-----------------------------------------------------------------------------
  Class A-2,      17 days         8th of       8th of           30/360
  Class A-3                       prior        current
  and Class A-                    month        month
  4 Notes
-----------------------------------------------------------------------------

D. Principal Payments......  The Trust will pay principal on the Notes sequentially, starting with the Class A-1 Notes until they are paid in full, then the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Certificates, respectively.

                             The principal of the Notes payable on each Payment Date shall generally equal (i) the amount of principal that was collected on the Receivables during the calendar month and (ii) Excess Interest Collections. "Excess Interest Collections" are the interest collections on the Receivables that remain after payment of (a) the Servicing Fee (together with any portion of the Servicing Fee that remains unpaid from prior Payment Dates), (b) the interest due on the Notes, and (c) the amount, if any, required to be deposited in the Reserve Account on such Payment Date.

                             During the Release Period, the principal available to be paid on the Notes on each Payment Date shall be reduced by the Cash Release Amount as described under "Release of Initial Overcollateralization Amount".


                                      2




E. Legal Finals ...........  The Trust must pay the outstanding principal amount of each Class of Notes by the final scheduled Payment Date (each, a "Legal Final") indicated below:

                                   Class      Legal Final
                                   -----      -----------
                                    A-1       March 8, 2000
                                    A-2       February 8, 2002
                                    A-3       April 8, 2003
                                    A-4       March 8, 2004

F. Optional Redemption ....  The outstanding Class A-4 Notes will be subject to redemption in whole, but not in part, on any Payment Date by the Servicer when the Pool Balance has declined to 10% or less of the Initial Pool Balance.

Initial
 Overcollateralization
  Amount...................  The Initial Pool Balance, $1,567,492,512.67,
                             will exceed the $1,507,204,000.00 initial aggregate principal amount of the Securities (the "Initial Securities Principal Balance"), by an amount equal to $60,288,512.67 (the "Initial Overcollateralization Amount"), which amount is approximately 4.00% of the Initial Securities Principal Balance. Unless offset by losses on the Receivables or the release of cash during the Release Period as described below, the distribution of the Excess Interest Collections, if any, on a Payment Date is expected to cause the aggregate principal amount of the Notes to decrease faster than the Pool Balance decreases, thereby increasing the Overcollateralization Amount. The "Overcollateralization Amount" on a Payment Date is equal to (a) the Pool Balance as of the end of the related Collection Period (the "Related Pool Balance") minus (b) the aggregate outstanding amount of Securities after giving effect to payments made on the Securities on such Payment Date.

Release of Initial
Overcollateralization
 Amount ...................  The Trust will distribute principal and Excess
                             Interest Collections as principal on the Notes until the Class A-1 Notes are paid in full. Thereafter, the Trust may pay reduced principal distributions on the outstanding Classes of Notes each month and release any remaining principal and Excess Interest Collections to Premier Receivables L.L.C. (the "Company") to repay the Initial Overcollateralization Amount.

                             The amount of principal to be distributed in such months will be the excess of the outstanding amount of the Securities as of the prior Payment Date over 95.5% of the Related Pool Balance, i.e., the amount required to maintain the Overcollateralization Amount at 4.5% of the Related Pool Balance. Any remaining collections will be released to the Company as a "Cash Release Amount" until the Initial Overcollateralization Amount has been released. Thereafter, the Trust will discontinue releasing cash to the Company and resume paying the full amount of principal and Excess Interest Collections as principal on the Notes.


                                      3



                             The Cash Release Amount shall be greater of:

                                   (i)  D - [S - (P x 95.5%)]

                                             or

                                   (ii) $0.00

                             where

                             D  =  the amount of principal and Excess
                                   Interest Collections that is available to be distributed to the Noteholders on the current Payment Date

                             S  =  the aggregate outstanding amount of the
                                   Securities as of the prior Payment Date

                             P  =  the Related Pool Balance

                             The Cash Release Amount is further subject to and limited by the following:

                             (i) the cumulative amount to be released over the life of the transaction is the Initial Overcollateralization Amount;

                             (ii) no amount may be released until the Class A-1 Notes are paid in full; and

                             (iii) no amount may be released unless the
                                   Reserve Account is fully funded.

                             The "Release Period" is the period starting on the Payment Date on which the Cash Release Amount is first released to the Company and ending on the Payment Date on which the cumulative Cash Release Amounts equal the Initial Overcollateralization Amount.

Reserve Account............  The "Reserve Account" will be part of the collection account. On the Closing Date cash or Eligible Investments having a value at least equal to $3,768,010.00 (the "Specified Reserve Amount"), which is 0.25% of the Initial Securities Principal Balance, will be allocated to the Reserve Account.

                             Funds will be applied from the Reserve Account to cover any shortfalls in the payment of interest due on the Notes. In addition, the funds in the Reserve Account will be applied to the payment of principal on the Notes (i) if a Class of Notes has not otherwise been paid in full on its Legal Final or (ii) if the aggregate outstanding amount of the Notes on a Payment Date exceeds the Related Pool Balance. On each Payment Date, the Reserve Account will be reinstated up to the Specified Reserve Amount as set forth in "Priority of Payments" below.


                                      4




Priority of Payments ......  On each Payment Date, Receivable Collections for each Collection Period and other amounts will be distributed in the following order of priority:

                 Servicing Fee and any unpaid Servicing Fees
                                   ----
                  accrued and unpaid interest on the Notes
                                   ----
                      required Reserve Account deposit,
                                if necessary
                                   ----
              distribute up to the outstanding principal amount
                           of the Class A-1 Notes
                                   ----
                    Cash Release Amount to Company up to
                      Initial Overcollaterization Amount
                                (cumulative)
                                   ----
              distribute up to the outstanding principal amount
                           of the Class A-2 Notes
                                   ----
                 distribute up to the outstanding principal
                        amount of the Class A-3 Notes
                                   ----
                 distribute up to the outstanding principal
                        amount of the Class A-4 Notes
                                   ----
              distribute up to the outstanding principal amount
                             of the Certificates
                                   ----
                      distribute remaining balance, if
                             any, to the Company

Rating of the Notes........  The Notes will be rated in the highest investment rating category by at least two nationally recognized rating agencies.


                                      5




The Receivables Pool

           As of the Cutoff Date, each Receivable (i) had a principal balance of at least $300.00 and (ii) was not more than 30 days past due (an account is not considered past due if the amount past due is less than 10.00% of the scheduled monthly payment). As of the Cutoff Date, no Obligor on any Receivable was noted in the related records of the Seller as being the subject of a bankruptcy proceeding, and no Obligor on any Receivable financed a Financed Vehicle under the Seller's "New-Finance Buyer Plan" program. No selection procedures believed by the Seller to be adverse to Noteholders were used in selecting the Receivables.

           Set forth in the following tables is information concerning the composition, distribution by annual percentage rate ("APR") and the geographic distribution of the Receivables Pool as of the Cutoff Date.


                          Premier Auto Trust 1999-3
                     Composition of the Receivables Pool


                                                Weighted   Weighted
    Weighted                                     Average    Average  Average
Average APR of      Aggregate       Number of   Remaining  Original  Principal
  Receivables   Principal Balance  Receivables    Term       Term    Balance
--------------  -----------------  -----------  ---------  --------  --------
     9.01%      $1,567,492,512.67     98,397      56.10     58.61  $15,930.29
                                                  months    months

           Approximately 80.35% of the aggregate principal balance of the Receivables, constituting 74.31% of the number of the Receivables, represent new vehicles, and approximately 19.65% of the aggregate principal balance of the Receivables, constituting 25.69% of the number of the Receivables, represent used vehicles. Approximately 86% of the aggregate principal balance of the Receivables represent vehicles manufactured by Chrysler Corporation, now known as DaimlerChrysler Corporation, and approximately 14% of the Initial Pool Balance represents financing of vehicles manufactured by vehicle manufacturers other than DaimlerChrysler. All of the Receivables are Simple Interest Receivables. Approximately 3.62% of the aggregate principal balance of the Receivables are Fixed Value Receivables.


                                      6




                          Premier Auto Trust 1999-3
                 Distribution by APR of the Receivables Pool

                                                            Percent of
                                                            Aggregate
                         Number of         Aggregate         Principal
APR Range               Receivables    Principal Balance    Balance(1)
---------               -----------    -----------------    ----------

0.00% to 5.00% ........    8,149       $  128,546,708.48        8.2%
5.01% to 6.00% ........    5,346           97,433,552.65        6.2
6.01% to 7.00% ........    8,904          147,736,553.13        9.4
7.01% to 8.00% ........   16,378          290,429,581.30       18.5
8.01% to 9.00% ........   13,405          233,074,262.54       14.9
9.01% to 10.00% .......   13,487          215,001,884.33       13.7
10.01% to 11.00% ......    8,999          137,853,994.18        8.8
11.01% to 12.00% ......    6,210           90,266,357.17        5.8
12.01% to 13.00% ......    5,073           70,538,221.17        4.5
13.01% to 14.00% ......    3,134           39,573,218.26        2.5
14.01% to 15.00% ......    2,537           31,457,193.32        2.0
15.01% to 16.00% ......    1,651           21,812,892.17        1.4
16.01% to 17.00% ......    1,353           17,904,435.62        1.1
17.01% to 18.00% ......    2,176           28,260,059.06        1.8
18.01% to 19.00% ......      370            4,260,633.19        0.3
19.01% to 20.00% ......    1,146           12,461,886.53        0.8
Greater than 20.00% ...       79              881,079.57        0.1
                          ------       -----------------      -----
Totals ................   98,397       $1,567,492,512.67      100.0%
                          ======       =================      =====
---------
(1) Percentages may not add to 100.0% because of rounding.


                                      7




                          Premier Auto Trust 1999-3
            Geographic Distribution of the Receivables Pool(1)(2)


                          Percent of                               Percent of
                          Aggregate                                Aggregate
                          Principal                                Principal
State                      Balance       State                      Balance
-----                     ----------     -----                     ----------

Alabama ................     1.2%        Montana .... ...........      0.2%
Alaska .................     0.2         Nebraska ...............      0.7
Arizona ................     1.6         Nevada .................      0.5
Arkansas ...............     1.7         New Hampshire ..........      1.2
California .............     7.5         New Jersey .............      2.6
Colorado ...............     1.0         New Mexico .............      0.6
Connecticut ............     1.2         New York ...............      4.3
Delaware ...............     0.4         North Carolina .........      3.1
District of Columbia ...     0.0         North Dakota ...........      0.3
Florida ................     6.6         Ohio ...................      2.0
Georgia ................     3.6         Oklahoma ...............      1.0
Hawaii .................     0.1         Oregon .................      1.2
Idaho ..................     0.2         Pennsylvania ...........      5.8
Illinois ...............     6.3         Rhode Island ...........      0.3
Indiana ................     2.8         South Carolina .........      1.4
Iowa ...................     1.0         South Dakota ...........      0.3
Kansas .................     1.6         Tennessee ..............      2.0
Kentucky ...............     1.0         Texas ..................      8.6
Louisiana ..............     1.1         Utah ...................      0.1
Maine ..................     0.6         Vermont ................      0.3
Maryland ...............     4.3         Virginia ...............      2.6
Massachusetts ..........     2.2         Washington .............      0.8
Michigan ...............     5.2         West Virginia ..........      0.6
Minnesota ..............     2.6         Wisconsin ..............      1.6
Mississippi ............     0.6         Wyoming ................      0.1
Missouri ...............     3.3                                     -----
                                           Total ..................  100.0%
                                                                     =====
---------
(1) Based on physical addresses of the dealers originating the receivables.
(2) Percentages may not add to 100.0% because of rounding.


                                      8




Delinquencies, Repossessions and Net Losses

           Set forth below is certain information concerning the experience of CFC and its United States subsidiaries pertaining to retail new and used automobile and light duty truck receivables, including those previously sold which CFC continues to service. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables will be comparable to that set forth below.

                          Delinquency Experience(1)
                            (Dollars in Millions)

                                       At March 31,                             At December 31,
                        -----------------------------------------   ---------------------------------------
                                 1999                  1998                 1998                 1997
                        -------------------   -------------------   ------------------   ------------------
                        Number of             Number of             Number of            Number of
                        Contracts    Amount   Contracts    Amount   Contracts   Amount   Contracts   Amount
                        ---------    ------   ---------    ------   ---------   ------   ---------   ------
Portfolio ............  1,805,152   $25,427   1,708,879   $22,404   1,788,062   $24,854  1,697,755   $21,879

Period of
  Delinquency

    31-60 Days .......     32,171   $   361      40,777   $   485      48,916   $   565     58,421   $   708

    61 Days or More ..      2,716        33       4,158        58       3,751        48      7,360       102
                        ---------   -------   ---------   -------   ---------   -------  ---------   -------
Total Delinquencies ..     34,887   $   394      44,935   $   543      52,667   $   613     65,781   $   810
                        =========   =======   =========   =======   =========   =======  =========   =======
Total Delinquencies as
  a Percent of the
  Portfolio ..........       1.93%     1.55%       2.63%     2.42%       2.95%     2.47%      3.87%     3.70%


                                               At December 31,
                        --------------------------------------------------------------
                                 1996                  1995                 1994
                        -------------------   -------------------   ------------------
                        Number of             Number of             Number of
                        Contracts    Amount   Contracts    Amount   Contracts   Amount
                        ---------    ------   ---------    ------   ---------   ------

Portfolio ............  1,679,880   $21,197   1,653,533   $20,913   1,444,736   $16,977

Period of Delinquency

    31-60 Days .......     65,297   $   843      55,507   $   720      25,888   $   293

    61 Days or More ..      8,175       118       6,792       100       2,085        27
                        ---------   -------   ---------   -------   ---------  --------
Total Delinquencies ..     73,472   $   961      62,299   $   820      27,973   $   320
                        =========   =======   =========   =======   =========   =======

Total Delinquencies as
  a Percent of the
  Portfolio ..........       4.37%     4.53%       3.77%     3.92%       1.94%     1.88%


(1) All amounts and percentages are based on the principal balance and estimated interest to be earned on each contract. The information in the table includes an immaterial amount of retail installment sale contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts which CFC continues to service.


                                      9




                    Credit Loss/Repossion Experience (1)
                            (Dollars in Millions)

                                              Three-Months
                                              Ended March 31,                   Year Ended December 31,
                                            -----------------       -----------------------------------------------------
                                            1999         1998       1998         1997       1996        1995         1994
                                            ----         ----       ----         ----       ----        ----         ----
Average Amount Outstanding
  During the Period ..................  $   25,083  $   22,119  $   23,581  $   21,485  $   21,062  $   19,486  $   15,517

Average Number of Contracts
  Outstanding During the Period ......   1,795,422   1,702,837   1,747,846   1,688,525   1,671,405   1,572,963   1,396,497

Percent of Contracts Acquired
  During the Period with Recourse
  to the Dealer ......................        8.05%      7.76%       8.83%      10.91%       9.05%      14.80%      17.00%

Repossessions as a Percent of
  Average Number of Contracts
  Outstanding(2) .....................        2.36%      3.14%       2.77%       3.40%       3.82%       3.05%       2.36%

Net Losses as a Percent of
  Liquidations(3)(4) .................        2.16%      3.45%       2.77%       3.36%       3.17%       2.25%       1.38%

Net Losses as a Percent of
  Average Amount Outstanding(2)(3) ...        1.08%      1.72%       1.39%       1.80%       1.68%       1.16%       0.73%

---------
(1) Except as indicated, all amounts and percentages are based on the principal balance and estimated interest to be earned on each contract.
    The information in the table includes an immaterial amount of retail installment sales contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts that CFC continues to service.

(2) Percentages have been annualized for the three months ended March 31, 1999 and 1998 and are not necessarily indicative of the experience for the year.

(3) Net losses are equal to the aggregate of the balances of all contracts which are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, including any losses resulting from disposition expenses and any losses resulting from the failure to recover commissions to dealers with respect to contracts that are prepaid or charged off.

(4) Liquidations represent a reduction in the outstanding balances of the contracts as a result of monthly cash payments and charge-offs.

           Notwithstanding the improvement in credit losses for 1998 and 1999, higher credit losses could be experienced in the near term. No assurance can be given as to future results.


           The net loss figures above reflect the fact that the Seller had recourse to retail sellers of new and used automobiles and light duty trucks (the "Dealers") on a portion of its retail installment sale contracts. By aggregate principal balance, approximately 1.35% of the Receivables represent contracts with recourse to Dealers.



                                     10